EXHIBIT 99.1

SRI SELLER, INC.

(FORMERLY SHARKREACH, INC.)

FINANCIAL STATEMENTS

(Expressed in United States Dollars)

For the period from December 3, 2014, date of incorporation, to December 31, 2014.

Page 1 of 10

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and

Stockholders of SRI Seller, Inc.

We have audited the accompanying balance sheet of SRI Seller, Inc. (Formerly SharkReach, Inc. - the "Company") as of December 31, 2014 and the related statements of operations, stockholders' deficit, and cash-flows for the period from December 3, 2014 (Inception) through December 31, 2014. The Company's management is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of SRI Seller, Inc. as of December 31, 2014, and the results of its operations and its cash flows for the period from December 3, 2014 (Inception) through December 31, 2014 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has no principal operations or significant revenue producing activities, which raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters is also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Anton and Chia, LLP

Anton and Chia, LLP

Newport Beach, CA

April 26, 2016

Page 2 of 10

SRI SELLER, INC.

(FORMERLY SHARKREACH, INC.)

BALANCE SHEET

December 31,
As at	2014
ASSETS
Current
Cash	$195
TOTAL ASSETS	$195

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Current liabilities
Loans from related party	$200
TOTAL CURRENT LIABILITIES	200
Stockholders' deficit
Common stock, authorized 1,000,000 shares, $0.01 par value, issued and outstanding 510,000 shares as of December 31, 2014	5,100
Additional paid-in capital	14,900
Subscriptions Receivable	(20,000)
Accumulated Deficit	(5)
TOTAL STOCKHOLDERS' DEFICIT	(5)
TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$195

The accompanying notes are an integral part of these financial statements.

Page 3 of 10

SRI SELLER, INC.

(FORMERLY SHARKREACH, INC.)

STATEMENT OF OPERATIONS

For the period from December 3, 2014 (Inception) through December 31, 2014

December 31,
2014
OPERATING EXPENSES
General and administrative	$5
Loss from operations	(5)

Net Loss	$(5)

Basic and diluted loss per share	$(0.00)

Weighted average number of common shares outstanding, basic and diluted	510,000

 The accompanying notes are an integral part of these financial statements.

Page 4 of 10

SRI SELLER, INC.
(FORMERLY SHARKREACH, INC.)

STATEMENT OF CHANGES IN SHAREHOLDERS' DEFICIT
For the period from December 3, 2014 (Inception) through December 31, 2014

	Common Stock
	Number of shares	Value	Additional Paid-in Capital	Subscriptions receivable	Deficit	Total Shareholders' Equity
	#	$	$	$	$	$
Shares issued for cash	510,000	5,100	14,900	(20,000)	-	-
Net loss	-	-	-	-	(5)	(5)
Balance, December 31, 2014	510,000	5,100	14,900	(20,000)	(5)	(5)

The accompanying notes are an integral part of these financial statements.

Page 5 of 10

SRI SELLER, INC.
(FORMERLY SHARKREACH, INC.)

STATEMENT OF CASH FLOWS
For the period from December 3, 2014 (Inception) through December 31, 2014
December 31,
2014
Operating Activities
Net loss	$(5)
Net cash used in operating activities	(5)

Financing activities
Loan from related party	200
Net cash provided from financing activities	200
Increase in cash during the year	195
Cash, beginning of the period	-
Cash, end of the period	$195

Supplemental disclosure of cash flow information

Cash paid for income taxes	$-
Cash paid for interests	$-

Non Cash Transaction
Common Stock issued - subscription receivable	$20,000

The accompanying notes are an integral part of the financial statements

Page 6 of 10

SRI SELLER, INC.

(FORMERLY SHARKREACH, INC.)

NOTES TO THE FINANCIAL STATEMENTS

For the period from December 3, 2014 (Inception) through December 31, 2014

NOTE 1 – NATURE OF OPERATIONS AND BASIS OF PRESENTATION

The Company was incorporated on December 3, 2014. The Company is a native marketing and sponsor embedded content creation company with the objective to provide non-traditional advertising, focusing on all social media platforms which is designed to allow brands the opportunity to execute strategic brand messaging. The Company will accomplish this through the use of promoted custom content including: photos, videos, games, apps, contests and promotions. They strategically embed these items with influencer and celebrity attachments. The Company brings together influencers and brands to create dynamic, unique social marketing campaigns resulting in high brand awareness and leads for our clients.

The Company is currently in the development stage as defined under FASB ASC915-10, "Development Stage Entities" and has as yet no products. All activities of the Company to date relate to its organization, initial funding and share issuances.

The financial statements present the balance sheet, statements of operations, stockholders' deficit and cash flows of the Company. These financial statements are presented in United States dollars and have been prepared in accordance with accounting principles generally accepted in the United States.

NOTE 2 - GOING CONCERN

The Company ' s financial statements are prepared in accordance with generally accepted accounting principles applicable to a going concern. This contemplates the realization of assets and the liquidation of liabilities in the normal course of business. Currently, the Company does not have material assets, nor does it have operations or a source of revenue sufficient to cover its operating costs and allow it to continue as a going concern. The Company has an accumulated deficit since inception of $5. The Company will be dependent on raising additional capital through placement of our common stock in order to implement its business plan, or merge with an operating company. There can be no assurance that the Company will be successful in either situation in order to continue as a going concern. The Company is funding its initial operations by way of issuing Founder ' s shares. These financial statements do not include any adjustments relating to the recoverability and classification of recorded assets or the amounts of and classification of liabilities that might be necessary in the event the company cannot continue in existence. Accordingly, these factors raise substantial doubt as to the Company' s ability to continue as a going concern. The officers and directors have committed to advancing certain operating costs of the Company, including Legal, Audit, Transfer Agency and Edgarizing costs.

Page 7 of 10

SRI SELLER, INC.

(FORMERLY SHARKREACH, INC.)

NOTES TO THE FINANCIAL STATEMENTS

For the period from December 3, 2014 (Inception) through December 31, 2014

NOTE 3 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Cash and Cash Equivalents

For the purposes of the statements of cash flows, the Company considers highly liquid financial instruments purchased with a maturity of three months or less to be cash equivalent. At December 31, 2014 the Company has no cash equivalents.

Use of Estimates and Assumptions

Preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

Income Taxes

The Company follows the liability method of accounting for income taxes. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax balances. Deferred tax assets and liabilities are measured using enacted or substantially enacted tax rates expected to apply to the taxable income in the years in which those differences are expected to be recovered or settled. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the date of enactment or substantive enactment.

Net Loss per Share

Basic loss per share includes no dilution and is computed by dividing loss available to common stockholders by the weighted average number of common shares outstanding for the period. Dilutive loss per share reflects the potential dilution of securities that could share in the losses of the Company. Because the Company does not have any potentially dilutive securities, the accompanying presentation is only of basic loss per share.

Recent Accounting Pronouncements

The Company has implemented all new accounting pronouncements that are in effect and that may impact its financial statements and does not believe that there are any other new accounting pronouncements that have been issued that might have a material impact on its financial position or results of operations.

Fair Value of Financial Instruments

The Company has determined the estimated fair value of financial instruments using available market information and appropriate valuation methodologies. The fair value of financial instruments classified as current assets or liabilities approximate their carrying value due to the short-term maturity of the instruments.

Page 8 of 10

SRI SELLER, INC.

(FORMERLY SHARKREACH, INC.)

NOTES TO THE FINANCIAL STATEMENTS

For the period from December 3, 2014 (Inception) through December 31, 2014

NOTE 4 - RELATED PARTY

On December 31, 2014, the Company had loan from related party of $200. The loan was from the Director of the Company. The advance is interest free and is due on demand. The Director is expecting the loans to be repaid. As of December 31, 2014, there is no demand from the Director to repay the loan.

NOTE 5 – CAPITAL STOCK

The 510,000 shares of Common Stock were issued in December 2014 and the $20,000 subscriptions receivable were subsequently received.

As of December 31, 2014, the Company has not granted any stock options and has not incurred any stock- based compensation.

NOTE 6 – INCOME TAXES

Accounting for Uncertainty in Income Taxes when it is more likely than not that a tax asset cannot be realized through future income the Company must allow for this future tax benefit. We provided a full valuation allowance on the net deferred tax asset, consisting of net operating loss carry forwards, because management has determined that it is more likely than not that we will not earn income sufficient to realize the deferred tax assets during the carry forward period.

The components of the Company ' s deferred tax asset and reconciliation of income taxes computed at the statutory rate to the income tax amount recorded as of December 31, 2014 is as follows:

December 31, 2014
Net Operating loss carry forward	5
Effective Tax rate	34%
Deferred Tax assets	2
Less: Valuation allowance	(2)
Net Deferred tax asset	-

The net federal operating loss carry forward will expire between 2027 and 2028. This carry forward may be limited upon the consummation of a business combination under IRC Section 381.

Page 9 of 10

SRI SELLER, INC.

(FORMERLY SHARKREACH, INC.)

NOTES TO THE FINANCIAL STATEMENTS

For the period from December 3, 2014 (Inception) through December 31, 2014

NOTE 7 – SUBSEQUENT EVENTS

Subsequent to the year end and on October 13, 2015 the Company closed the acquisition of assets pursuant to a certain Asset Purchase Agreement (the "Asset Purchase Agreement"), by and between the Company and SharkReach, Inc., a Nevada corporation ("SharkReach"), dated September 29, 2015.